Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC. (the “Company”)

Frontier Netols Small Cap Value Fund (the “Fund”)

Institutional Class Shares (FNSVX)
Service Class Shares (FNVSX)
Class Y Shares (FNSYX)

Supplement dated June 7, 2017, to Statement of Additional Information (“SAI”) Dated October 31, 2016

On June 6, 2017, the Board of Directors (the “Board”) of the Company unanimously approved the replacement of Netols Asset Management, Inc. (“Netols”), the subadviser to the Fund, with Phocas Financial Corporation (“Phocas”).  Effective July 1, 2017, Phocas will assume the day-to-day investment management responsibilities for the Fund under an interim subadvisory agreement with Frontegra Asset Management, Inc., the Fund’s investment adviser.

Generally

All paragraphs or sections in the SAI referring to Netols under the headings “Codes of Ethics,” “Investment Advisers and Subadvisers,” “Portfolio Managers,” and “Proxy Voting Policies” are deleted.

Investment Advisers and Subadvisers

The information relating to the Fund under the heading “Investment Advisers—Frontegra Asset Management, Inc.” is deleted and replaced as follows:

Fund	Total Operating Expenses as % of ADNA
	Institutional Class	Service Class	Class Y
Netols Small Cap Value Fund	0.95%	1.10%	1.35%

Following the first paragraph under the heading “Subadvisers—Phocas Financial Corporation,” the following paragraph is added:

Frontegra has entered into an interim subadvisory agreement with Phocas under which Phocas serves as the Netols Small Cap Value Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.

This supplement should be retained with the SAI for future reference.

The date of this Supplement is June 7, 2017.